Employee Benefit Plan	12 Months Ended
Dec. 31, 2025
Employee Benefit Plan [Abstract]
Employee Benefit Plan
15.	Employee Benefit Plan

The Company maintains a 401(k) defined-contribution plan for the benefit of its eligible employees. All full-time domestic employees who are at least 18 years of age are eligible to participate in the plan. Participants may contribute up to 100% of their eligible compensation, subject to annual limits established by the Internal Revenue Service. The Company’s matching contributions are made at the discretion of the Company’s Board of Directors and ranged from 3% to 4% of eligible compensation. In addition, the Company may make a profit-sharing contribution at the sole discretion of the Board of Directors. Total contributions by the Company for each of the years ended December 31, 2025, 2024 and 2023 were $1.2 million, $1.0 million and $1.9 million, respectively. Contributions made by the Company are immediately 100% vested.